News Release

Aflac Incorporated Promotes Frederick J. Crawford to President and Chief Operating Officer and Max K. Brodén to Executive Vice President and Chief Financial Officer

COLUMBUS, Ga. - November 12, 2019 - Aflac Incorporated (NYSE: AFL) announced today that Frederick J. Crawford, who currently serves as executive vice president and chief financial officer, will be promoted to president and chief operating officer of Aflac Incorporated, continuing to report to Aflac Incorporated Chairman and Chief Executive Officer Daniel P. Amos. Crawford will be responsible for a number of areas that are pivotal to Aflac Incorporated’s growth and long-term success, including executing enterprise growth initiatives; transforming the enterprise by leveraging digital growth and efficiency initiatives; delivering on key strategic initiatives that achieve expected returns on investment; and ensuring its financial stability and strength with oversight of operations in Japan and U.S., finance, risk and investments. Max K. Brodén, who currently serves as senior vice president; deputy chief financial officer and treasurer of Aflac Incorporated, will be promoted to executive vice president and chief financial officer of Aflac Incorporated. Brodén, who will continue to report to Crawford, will retain responsibility for Treasury, Investor Relations, Corporate Development, Rating Agency Relations, Financial Planning and Analysis, while adding oversight of Financial Reporting, Tax and Internal Audit. These changes will become effective January 1, 2020.

Crawford joined Aflac in 2015 as executive vice president and chief financial officer, bringing 20 years of industry leadership experience to Aflac, including his role as chief financial officer of CNO Financial Group, and prior to that, he spent more than a decade at the Lincoln Financial Group serving in roles of progressive responsibility including chief financial officer. Crawford received his Bachelor of Arts from Indiana State University and a Master of Business Administration from the University of Iowa, where he also currently serves on the advisory board of the Tippie College of Business.

Brodén joined Aflac in 2017 as senior vice president and treasurer, bringing more than 15 years of experience and leadership managing global financial and insurance portfolios. Earlier this year, he was promoted to senior vice president; deputy chief financial officer and treasurer of Aflac Incorporated. Before joining Aflac, Brodén served as senior portfolio manager at Norges Bank, managing an equity portfolio of global financial and insurance stocks. Brodén received his Master of Science degree with majors in both Accounting and Finance from the Stockholm School of Economics. He is a CFA charterholder.

Commenting on the announcement, Aflac Incorporated Chairman and Chief Executive Officer Daniel P. Amos said: “Fred Crawford is a natural leader who has made a tremendous impact on the company in the four-plus years he’s been here. He has been instrumental in guiding the financial management of the company and helping to grow our footprint in key business areas. His business acumen has greatly enhanced the financial division by building on its strengths to transform the various functions into the strong organization you see today. Fred also hired Max, whose deep knowledge of the industry has benefited Aflac immensely. In a short timeframe, Max has made great strides within the corporate development function and further enhanced the treasury department. I look forward to working with Fred, Max and their teams as they continue to make valued contributions to Aflac in the future.”

About Aflac Incorporated

Aflac Incorporated (NYSE: AFL) is a Fortune 500 company, helping provide protection to more than 50 million people through its subsidiaries in Japan and the U.S., where it is a leading supplemental insurer by paying cash fast when policyholders get sick or injured. For more than six decades, insurance policies of Aflac Incorporated’s subsidiaries have given policyholders the opportunity to focus on recovery, not financial stress. Aflac Life Insurance Japan is the leading provider of medical and cancer insurance in Japan where it insures 1 in 4 households. Through its trailblazing One Day PaySM initiative in the United States, for eligible claims, Aflac can process, approve and electronically send funds to claimants for quick access to cash in just one business day. For 13 consecutive years, Aflac has been recognized by Ethisphere as one of the World's Most Ethical

Companies. In 2018, Fortune magazine recognized Aflac as one of the 100 Best Companies to Work for in America for the 20th consecutive year and in 2019 Fortune included Aflac on its list of World’s Most Admired Companies for the 18th time. To find out more about One Day PaySM and learn how to get help with expenses health insurance doesn’t cover, get to know us at aflac.com.

Forward-looking Information

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” to encourage companies to provide prospective information, so long as those informational statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those included in the forward-looking statements. The company desires to take advantage of these provisions. This document contains cautionary statements identifying important factors that could cause actual results to differ materially from those projected herein, and in any other statements made by company officials in communications with the financial community and contained in documents filed with the Securities and Exchange Commission (SEC). Forward-looking statements are not based on historical information and relate to future operations, strategies, financial results or other developments. Furthermore, forward-looking information is subject to numerous assumptions, risks and uncertainties. In particular, statements containing words such as “expect,” “anticipate,” “believe,” “goal,” “objective,” “may,” “should,” “estimate,” “intends,” “projects,” “will,” “assumes,” “potential,” “target,” "outlook" or similar words as well as specific projections of future results, generally qualify as forward-looking. Aflac undertakes no obligation to update such forward-looking statements.

The company cautions readers that the following factors, in addition to other factors mentioned from time to time, could cause actual results to differ materially from those contemplated by the forward-looking statements:

•	events related to the ongoing Japan Post investigation

•	difficult conditions in global capital markets and the economy

•	exposure to significant interest rate risk

•	concentration of business in Japan

•	foreign currency fluctuations in the yen/dollar exchange rate

•	limited availability of acceptable yen-denominated investments

•	U.S. tax audit risk related to conversion of the Japan branch to a subsidiary

•	deviations in actual experience from pricing and reserving assumptions

•	ability to continue to develop and implement improvements in information technology systems

•	competitive environment and ability to anticipate and respond to market trends

•	ability to protect the Aflac brand and the Company's reputation

•	ability to attract and retain qualified sales associates, brokers, employees, and distribution partners

•	interruption in telecommunication, information technology and other operational systems, or a failure to maintain the security, confidentiality or privacy of sensitive data residing on such systems

•	failure to comply with restrictions on patient privacy and information security

•	extensive regulation and changes in law or regulation by governmental authorities

•	tax rates applicable to the Company may change

•	defaults and credit downgrades of investments

•	decline in creditworthiness of other financial institutions

•	significant valuation judgments in determination of amount of impairments taken on the Company's investments

•	subsidiaries' ability to pay dividends to the Parent Company

•	decreases in the Company's financial strength or debt ratings

•	inherent limitations to risk management policies and procedures

•	concentration of the Company's investments in any particular single-issuer or sector

•	differing judgments applied to investment valuations

•	ability to effectively manage key executive succession

•
catastrophic events including, but not necessarily limited to, epidemics, pandemics, tornadoes, hurricanes, earthquakes, tsunamis, war or other military action, terrorism or other acts of violence, and damage incidental to such events

•	changes in accounting standards

•	increased expenses and reduced profitability resulting from changes in assumptions for pension and other postretirement benefit plans

•	level and outcome of litigation

•	allegations or determinations of worker misclassification in the United States

Analyst and investor contact - David A. Young, 706.596.3264, 800.235.2667 or dyoung@aflac.com

Media contact - Catherine H. Blades, 706.596.3014; FAX: 706.320.2288 or cblades@aflac.com

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